                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240-14a-11(c) or Section 240-14a-12

                                 WT Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     5)  Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                ------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
                                                      --------------------------
     3)  Filing Party:
                      ----------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                DECEMBER 18, 2003

Dear Shareholder:

         A special meeting of shareholders of Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, and Wilmington Small Cap Strategic Allocation Fund (the "Portfolios") of WT Mutual Fund (the "Fund") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 27, 2004, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card or proxy cards.

         We look forward to your attendance at the meeting or to receiving your proxy card(s) so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card(s) -- be sure to sign, date and return it to us in the enclosed postage paid envelope.

         Your vote is very important to us. If we do not hear from you by January 20, 2004, a representative of the Fund or RSMC may contact you.

         Thank you for your response and for your continued investment with the Fund.

                                   Sincerely,

                                   Robert J. Christian
                                   President and Chief Executive Officer
                                   WT Mutual Fund

                                 WT MUTUAL FUND

                        --------------------------------


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                                  TO BE HELD ON

                                JANUARY 27, 2004

                        --------------------------------

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, and Wilmington Small Cap Strategic Allocation Fund (the "Portfolios") of WT Mutual Fund (the "Fund") will be held at the offices of the administrator of the Fund, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 27, 2004, at 10:00 a.m., Eastern time, for the following purposes:

         (1) To approve a new investment sub-advisory agreement between WT Investment Trust I, on behalf of the Large Cap Quantitative Series, the Mid Cap Quantitative Series and the Small Cap Quantitative Series, RSMC, and Parametric Portfolio Associates, Inc.; and

         (2) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

         Shareholders of record of each of the Portfolios on December 10, 2003, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve any of the proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of a Portfolio present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

         Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Leah M. Anderson
                             Secretary

December 18, 2003


                                   IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND

                        --------------------------------

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
                  WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                 PROXY STATEMENT

                             DATED DECEMBER 18, 2003

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                JANUARY 27, 2004

                        --------------------------------

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Fund"), on behalf of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, and Wilmington Small Cap Strategic Allocation Fund (the "Portfolios") for use at the special meeting of shareholders of the Portfolios to be held at the offices of the Fund's administrator, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 27, 2004, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders of the Portfolios on or about December 18, 2003.

         THE FUND WILL PROVIDE PERIODIC REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION ABOUT A PORTFOLIO, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. CURRENTLY, SUCH PERIODIC REPORTS ARE NOT AVAILABLE SINCE EACH OF THE PORTFOLIOS ONLY RECENTLY COMMENCED INVESTMENT OPERATIONS. WHEN AVAILABLE, YOU MAY OBTAIN COPIES OF A PORTFOLIO'S MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WT MUTUAL FUND, STRATEGIC ALLOCATION FUNDS, C/O PFPC INC. AT 760 Moore Road, King of Prussia, Pennsylvania 19406.

                               PURPOSE OF MEETING

         The Meeting is being called in order to ask shareholders of each of the Portfolios to consider and vote on the following proposals:

                  PROPOSAL 1:       To approve a new investment sub-advisory
                                    agreement between WT Investment Trust I (the
                                    "Trust"), on behalf of the Large Cap
                                    Quantitative Series, the Mid Cap
                                    Quantitative Series and the Small Cap
                                    Quantitative Series (the "Quantitative
                                    Series"), RSMC, and Parametric Portfolio
                                    Associates, Inc. (the "Parametric
                                    Agreement"); and

                  PROPOSAL 2:       To transact such other business that may
                                    properly come before the Meeting, or any adjournments thereof.

         The Fund is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders. Each of the Portfolios seeks to achieve its investment objective by allocating substantially all of its assets among two or more affiliated mutual funds. Currently, each Portfolio allocates a substantial portion of its assets to a corresponding Quantitative Series of the Trust. At the moment, each Portfolio owns substantially all of the outstanding shares of the Quantitative Series in which it invests. In light of each Portfolio's ownership in corresponding Quantitative Series, the Board of Trustees of the Fund has determined to request approval of the

Parametric Agreement by shareholders of each of the Portfolios. If there is a negative vote for Proposal 1, the Board of Trustees will consider the alternatives including having RSMC manage each Quantitative Series assets directly until the Board of Trustees determines what further action, if any, would be in the best interests of a Portfolio's shareholders. In the future, any proposals, including the approval of investment advisory and sub-advisory agreements of the Quantitative Series, will not be presented to shareholders of the Portfolios for approval unless applicable law requires such shareholder approval. As a shareholder of its respective Quantitative Series, each Portfolio is entitled to vote on such matters. Therefore, as indirect shareholders of a Quantitative Series, shareholders of each of the Portfolios are being asked to vote on matters affecting the Quantitative Series. Shares of a Quantitative Series will be voted in the same proportion as the votes received by a Portfolio.

         Each Trustee of the Fund is also a Trustee of the Trust. In the discussion contained in this proxy statement, for simplicity, any action taken by the Board of Trustees of the Trust is also considered to be an action taken by the Board of Trustees of the Fund. Therefore, as used in this proxy statement, the terms "Board of Trustees," "Board" and "Trustees" shall refer to members of the Board of Trustees of both the Trust and the Fund, unless stated otherwise.

                                      * * *

                                    OVERVIEW

         RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to each of the Portfolios and the Quantitative Series pursuant to investment management agreements with the Fund and the Trust, respectively. RSMC also serves as the administrator to the Portfolios and the Quantitative Series.

         As investment adviser to the Portfolios, RSMC allocates the assets of each Portfolio among two or more affiliated mutual funds including the Quantitative Series. As investment adviser to the Quantitative Series, RSMC has overall responsibility for the general management and day-to-day operations of each Quantitative Series but has retained an investment sub-adviser to make the investment decisions for the Quantitative Series' assets. RSMC retains responsibility (subject to Board oversight) for overseeing a sub-adviser and evaluates each Quantitative Series' needs and the sub-adviser's skills and abilities on an ongoing basis.

         RSMC engaged Parametric Portfolio Associates, Inc. ("Parametric") to manage each of the Quantitative Series. On May 22, 2003, the Board of Trustees of the Trust, including those Trustees who are not considered "interested" trustees under the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved a sub-advisory agreement with Parametric on behalf of each Quantitative Series.

         On July 1, 2003, the sole shareholder of each of the Portfolios approved the sub-advisory agreement. Eaton Vance Corporation acquired control of Parametric on September 10, 2003 (the "Transaction"). This change in control of Parametric caused the existing sub-advisory agreement between the Trust, RSMC and Parametric to terminate. Accordingly, under Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Parametric Agreement must be approved by shareholders of each Quantitative Series and the Board has determined to request approval by the shareholders of the Portfolios.

                                      * * *

                             EVALUATION BY THE BOARD

         The Board of Trustees determined that the terms of the Parametric Agreement are fair and reasonable and that approval of the Parametric Agreement is in the best interests of each of the Portfolios and its shareholders. In determining whether to approve the Parametric Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by RSMC and Parametric, including information regarding Parametric's investment performance, personnel, operations and financial condition. The Board also received information from Eaton Vance and Parametric concerning the specific terms of the Transaction to the extent relevant to the Parametric Agreement.

         RSMC and Parametric advised the Board that (i) no material changes in the operation of the Quantitative Series are contemplated as a result of the Transaction, (ii) there is no present intention on the part of RSMC or Parametric to propose any increase in the rate of fees currently paid by a Quantitative Series to Parametric and (iii) Parametric would provide the same services to each Quantitative Series under the Parametric Agreement that it did under the terminated sub-advisory agreement with Parametric. The Board evaluated the above-referenced information and considered, among other things, the following:

         (i) the Parametric Agreement, including its terms relating to services to be provided thereunder by Parametric and the fees and expenses payable by each Quantitative Series, is identical to the terminated sub-advisory agreement, except for the dates of execution and effectiveness;

         (ii) the financial strength and resources of Parametric and its commitment to asset management growth;

         (iii) whether the sub-advisory fees payable to Parametric are fair and reasonable in light of the services expected to be provided and whether comparable fees are paid by similar mutual funds;

         (iv) the code of ethics of Parametric and whether such code was consistent with Rule 17j-1 of the 1940 Act and with the code of ethics of the Trust and the Fund;

         (v) the compliance history, reputation, qualifications and background of Parametric;

         (vi) the expectation that the performance of Parametric in seeking to achieve the investment objectives, policies and investment strategies of each Quantitative Series after the Transaction would not materially change; and

         (vii) the expectation that substantially the same investment team and management personnel would manage the Quantitative Series on a day-to-day basis.

         It is anticipated that the Transaction will benefit each Quantitative Series and shareholders in a number of ways, including the following: (i) Parametric's affiliation with Eaton Vance is expected to improve Parametric's ability to compete in the evolving and competitive financial services industry; and (ii) Parametric's access to greater resources should provide for continued innovation and improved resources. Neither the Quantitative Series nor their shareholders will be responsible for the expenses incurred in connection with the Transaction, including the cost of soliciting proxies.

         After considering and evaluating all of the information available to the Board, a majority of the Board, including the Independent Trustees, unanimously approved the Parametric Agreement contingent upon approval of the shareholders of each of the Portfolios. Although not required to seek the approval of the Portfolios' shareholders, the Board determined to solicit shareholder approval of the Parametric Agreement because each Portfolio currently owns approximately 100% of the underlying Quantitative Series. In the future, any proposals, including the approval of investment advisory and sub-advisory agreements of the Quantitative Series, will not be presented to shareholders of the Portfolios for approval unless applicable law requires such shareholder approval or it is determined by the Board of Trustees that shareholder approval is desirable.

         If approved by shareholders, the Parametric Agreement would take effect shortly after shareholder approval. However, if shareholders of a Portfolio do not approve the Parametric Agreement, RSMC will consider the alternative of managing each Quantitative Series' assets directly until the Board of Trustees determines what further action, if any, would be in the best interests of the Portfolio's shareholders, including the solicitation and request for proposals by other registered investment advisers to sub-advise a Quantitative Series' assets consistent with such Quantitative Series' investment objective, strategies, policies and limitations.

      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO
             APPROVE A NEW SUB-ADVISORY AGREEMENT WITH PARAMETRIC.

                                      * * *

                     INFORMATION ABOUT THE INTERIM AGREEMENT

         The Trust's sub-advisory agreement with Parametric was terminated on September 10, 2003. However, Parametric continued the performance of its responsibilities as an interim sub-adviser pursuant to an interim sub-advisory agreement (the "Interim Agreement"), effective as of September 10, 2003, which is substantially similar to the terminated agreement. The Interim Agreement was unanimously approved by the Board of Trustees, prior to the change of control, on August 14, 2003, in accordance with Rule 15a-4 under the 1940 Act to ensure that the Quantitative Series would continue to receive investment advisory services after the sub-advisory agreement terminated. Rule 15a-4 provides for the Interim Agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, if the fees payable under such agreement do not exceed the fees payable under the predecessor agreement and if certain contractual provisions are included in the Interim Agreement.

         Specifically, as required by Rule 15a-4, the Interim Agreement provides that it may be terminated by the Board or holders of a majority of the Quantitative Series' shares at any time without penalty on not more than ten days' written notice. Furthermore, the Interim Agreement requires all fees earned to be placed in escrow pending shareholder approval of a new sub-advisory agreement. If shareholders do not approve the Parametric Agreement, Parametric will only be entitled to the lesser of its actual costs in providing services to the Quantitative Series during the term of the Interim Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned).

         The Interim Agreement will terminate on the earlier of the effective date of the Parametric Agreement or 150 days after the effective date of the Interim Agreement. In order for Parametric to continue to provide investment advisory services beyond the interim period, shareholders of the Portfolios will need to approve the Parametric Agreement. If shareholders approve the Parametric Agreement, Parametric will continue to manage each of the Quantitative Series assets.

         The Board contemplated the approval of the Interim Agreement and the Parametric Agreement at the same time and took into consideration information regarding the management, financial position and business of Parametric, as well as the experience of Parametric's portfolio management team. The Board's evaluation of Parametric is discussed in more detail below.

                                      * * *

                                   PROPOSAL 1:

                      APPROVAL OF THE PARAMETRIC AGREEMENT

         In order for Parametric to continue as a sub-adviser to each Quantitative Series, shareholders of each Portfolio are being asked to approve the Parametric Agreement. The form of the Parametric Agreement as approved by the Trustees is attached as Exhibit A. Information about Parametric and a summary of the substantive terms of the Parametric Agreement are provided below. The Parametric Agreement is similar in all material respects to the previous agreement and the Interim Agreement, including the sub-advisory fees to be charged to the Quantitative Series.

Information about Parametric

         Parametric is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 1151 Fairview Avenue North, Seattle, Washington 98109-4481.

         Parametric was founded in 1987 as a global equity manager. Prior to September 10, 2003, approximately 80% of Parametric's equity was owned by Orca Bay Partners, a Seattle based private equity firm, and affiliates ("Orca Bay"). The remaining 20% was and continues to be held by Fairview Holdings LLC, which holds all of the employee and prior owners remaining interests. With respect to the equity held by Fairview, no person owns more than 10% of Parametric. Parametric offers advice, investment management and related services to institutional and individual clients. The name and principal occupation of the directors and principal executive officers of Parametric are as follows.


   Name                   Position with Parametric       Principal Occupation
   ----                   ------------------------       --------------------
   James Hawkes           Director and Chairman          President and Chief Executive
                                                         Officer of Eaton Vance

   Thomas Faust           Director                       Executive Vice President, Chief
                                                         Investment Officer and Director of
                                                         Eaton Vance

   David Stein            Director                       Chief Investment Officer of
                                                         Parametric

   Brian Langstraat       Director                       Chief Executive Officer of Parametric

   Andrew Abramsky        Director                       Chief Operating Officer of Parametric

         Parametric acts as a sub-adviser for other mutual funds with investment objectives similar to that of the Quantitative Series. The name of each such fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to Parametric for its services, are set forth below.

                                            Assets Under     Compensation as a
       Name of Fund                          Management    Percentage of Assets
       ------------                          ----------    --------------------
       Clearwater Investment Trust          $140,000,000           0.15%
       SEI Institutional Managed Trust      $377,000,000           0.13%

         Parametric has provided sub-advisory services to the Quantitative Series since their inception (July 1, 2003) pursuant to a sub-advisory contract with the Trust and RSMC. The 1940 Act requires that an investment sub-advisory contract terminate automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any person controlling an investment sub-adviser is deemed to be an assignment. As described further below, the ownership of a controlling interest in Parametric transferred on September 10, 2003 to Eaton Vance Corporation ("Eaton Vance").

         On September 10, 2003, Eaton Vance acquired the 80% of Parametric owned by Orca Bay for $28 million in cash. Eaton Vance, located at 255 State Street, Boston, Massachusetts 02109, is a publicly traded, investment management firm with $62 billion in assets under management, which is listed on the New York Stock Exchange (NYSE: EV). The holders of the remaining 20% will have annual rights beginning in 2006 to sell their shares to Eaton Vance. Eaton Vance will also have certain rights to purchase such shares over an eight-year period at prices based on a multiple of Parametric's prior year earnings before interest and taxes.

         No significant changes in personnel, facilities, investment approaches or client service relationships are expected as results of the Transaction. In particular, the portfolio management and investment research related functions for each of the Quantitative Series continue to be handled by Parametric's employees and were not affected by the Transaction. Parametric continues to provide the same type and quality of investment advisory services as it had been under the ownership of Orca Bay. The Transaction maintained significant management ownership and operational autonomy and connected Parametric to a long-term strategic partner.

         Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company.

         The Board of Trustees has not been advised by either RSMC or Parametric of any circumstances arising from the change in control in Parametric that might result in the imposition of an "unfair burden" being imposed on the Trust or the Quantitative Series.

         The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of trustees must not be an "interested person" of the investment adviser (or predecessor or successor adviser). Currently, the Board of Trustees has seven Trustees, or 78% of the Board, who would not be considered an "interested person" of an investment adviser.

         To ensure continuous sub-advisory services to the Quantitative Series, the Board of Trustees, including a majority of independent trustees, approved an interim sub-advisory contract at a meeting held on August 14, 2003, and the Parametric Agreement on November 13, 2003. The approval of the interim sub-advisory contract was subject to the completion of the Transaction resulting in change in control of Parametric. The terms of the Parametric Agreement are substantially identical to the previous sub-advisory contract. In particular the new sub-advisory contract will not increase the sub-advisory fee rate paid by a Quantitative Series.

Summary of the Parametric Agreement

         The proposed Parametric Agreement is attached hereto as Exhibit A. A description of the proposed Parametric Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

         General. Under the terms of the Parametric Agreement, Parametric shall be responsible for managing each Quantitative Series' assets or that portion of a Quantitative Series' assets that it has been allocated to manage by RSMC. In providing investment management services to a Quantitative Series, Parametric determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Quantitative Series' registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

         The Parametric Agreement states that Parametric will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions Parametric effects on behalf of a Quantitative Series, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.

         Brokerage Commissions and Portfolio Transactions. Parametric will place orders for portfolio transactions on behalf of a Quantitative Series with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Quantitative Series, Parametric may consider sales of shares of the Quantitative Series and of any other funds advised by them. When it can be done consistently with the policy of obtaining best execution, Parametric may place such orders with brokers and dealers who supply research, market and statistical information to the Quantitative Series or to Parametric. Parametric is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Parametric.

            Compensation Paid. For services rendered, the Quantitative Series will pay Parametric a sub-advisory fee, which is accrued daily and payable monthly. Parametric will receive an annual fee of 0.25% of a Quantitative Series' average daily net assets.

            Liability of the Investment Manager. The Parametric Agreement provides that Parametric shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Quantitative Series in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Parametric in the performance of its duties or from reckless disregard by Parametric of its obligations and duties under such agreement.

            Term. If the Parametric Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of each Quantitative Series, and, in either case (ii) by a majority of the Trustees who are not parties to the Parametric Agreement or interested persons of any such party (other than as Trustees of the Trust).

            Termination of the Agreement. Under the terms of the Parametric Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of any Quantitative Series, may agree to terminate the Parametric Agreement either by the vote of a majority of the outstanding voting securities of a Quantitative Series or by the vote of the Board of the Trust. The Parametric Agreement shall terminate automatically in the event of its assignment.

Differences between the Parametric Agreement, the Terminated Agreement and the Interim Agreement

            The terminated agreement and Interim Agreement are substantially similar to the proposed Parametric Agreement. The Interim Agreement is different from the Parametric Agreement in that it has a maximum term of 150 days and may be terminated upon ten (10) days' written notice by any party without penalty. The compensation under the terminated agreement and the Parametric Agreement are identical. The compensation due Parametric under the Interim Agreement is different from the terminated agreement and the proposed Parametric Agreement in that the Interim Agreement provides that if the Parametric Agreement is not approved by shareholders of Parametric, then Parametric is to be compensated the lesser of its cost in rendering services to the Portfolio and an annual rate of 0.25% of the average net assets managed by Parametric.

Required Vote

            Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Portfolio present at a meeting if more than 50% of the outstanding voting securities of a Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Portfolio.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO
              VOTE "FOR" THE APPROVAL OF THE PARAMETRIC AGREEMENT.

                                      * * *

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

      The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

Distributor                                       PFPC Distributors, Inc.

Administrator                                     RSMC

Sub-Administrator, Accounting Agent and           PFPC Inc.
Transfer Agent

Custodian                                         Wilmington Trust Company

Sub-Custodian                                     PFPC Trust Company

Independent Auditors                              Ernst & Young LLP

Legal Counsel                                     Pepper Hamilton LLP

            PFPC Distributors Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

            Shareholders are entitled to one vote for each Portfolio share held on the close of business December 10, 2003 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Parametric. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

            If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact ADP toll-free at 1-(800) 454-8683.

REVOCATION OF PROXY

            Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Portfolio giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

            The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Portfolio, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposals or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

            For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

            Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Portfolio. Broker non-votes will not constitute "yes" or "no" votes for a Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Meeting.

SHAREHOLDINGS INFORMATION

            Holders of record of the shares of the Portfolio on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.
            As of the record date, the Wilmington Large Cap Strategic Allocation Portfolio, the Wilmington Mid Cap Strategic Allocation Portfolio the Wilmington Small Cap Strategic Allocation Portfolio had 5,044,885.27, 2,525,036.64, and 3,402,674.43, shares issued and outstanding, respectively, all of which are Institutional Shares. To the best of the knowledge of the Fund, as of the Record Date, no person owned of record or beneficially more than 5% of a Portfolio's outstanding shares, except as stated in Exhibit B.
            Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Portfolio. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Portfolio held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Portfolio's shares that are issued and outstanding.
            Exhibit C lists the amount of shares of each Portfolio owned directly or indirectly by the Trustees and the amount of each Portfolio's shares owned by the Trustees and officers of the Fund as a group.
SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

            Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

            No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Fund and/or a Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE
                  IS REQUIRED IF MAILED IN THE UNITED STATES.


                             By Order of the Board of Trustees of WT Mutual Fund


                             Leah M. Anderson
                             Secretary

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                       PARAMETRIC PORTFOLIO ASSOCIATES LLC

            THIS SUB-ADVISORY AGREEMENT is made as of the _________ day of _____________, 2003, among WT Investment Trust I, a Delaware business trust (the "Fund"), Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and Parametric Portfolio Associates LLC a corporation organized under the laws of the state of Delaware (the "Sub-Adviser").

            WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

            WHEREAS, the Large Cap Quantitative Series, the Mid Cap Quantitative Series and the Small Cap Quantitative Series (collectively, the "Series") are series of the Fund; and

            WHEREAS, the Adviser acts as the investment adviser for the Series pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Series' assets in portfolio securities; and

            WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

            NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Series which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Series Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Series Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Series with respect to the investments of the Series Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

      a. The Series' Investment Advisory Agreement;

      b. The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

      c. The Fund's Agreement and Declaration of Trust and By-Laws; and

      d. Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Series, to purchase and to sell securities for the Series Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Series Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Series furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Series Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Series Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Series Account as contained in the Series' Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Series Account and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Series Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees.

      a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Fund, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Series with certain such brokers, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Fund in this regard.

      b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Series Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund in respect of the Series and to such other clients.

      c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Series Account with a broker or dealer which is (i) an affiliated person of the Fund, including the Adviser or any Sub-Adviser for any Series of the Fund; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are executed (x) with the prior written approval of the Adviser or (y) in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers.

      d. The Adviser shall render regular reports to the Fund of the total brokerage business placed and the manner in which the allocation has been accomplished.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Series Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Series Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Schedule C.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("Affiliated Accounts"). Subject to the provisions of
Section 7(b) hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Series Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Series Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Series Account and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Series Account may have an interest from time to time, whether in transactions which involve the Series Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Series Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Series Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Series Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Series Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

      a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Series Account as contemplated hereby.

      b. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Series Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

      c. The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

      a. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Series Account as contemplated hereby.

      b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

      a. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

      b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the

Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

      c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Series Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

      d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

      e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.

      f. The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Series.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Series in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Series. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21. TERMINATION.

      a. This Agreement may be terminated by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Series), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

      b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

22. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

26. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.


                                        WT INVESTMENT TRUST I
                                        on behalf of the Large Cap
                                        Quantitative Series, Mid Cap
                                        Quantitative Series and the
                                        Small Cap Quantitative Series

                                        By:
                                               ---------------------------
                                        Name:  John R. Giles
                                        Title: Vice President


                                        Parametric Portfolio Associates LLC

                                        By:
                                               ---------------------------
                                        Name:  Aaron W. Singleton
                                        Title: Chief Financial Officer


                                        RODNEY SQUARE MANAGEMENT
                                        CORPORATION

                                        By:
                                               ---------------------------
                                        Name:  Robert J. Christian
                                        Title: President

                                   SCHEDULE A

                              OPERATING PROCEDURES

            From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Series Account as if the Series Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Series stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Series Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Series Account:

      1. purchase securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held in the Series Account (1940 Act Section 5(b)(1); IRC Section
            851(b)(4)(a)(ii));

      2.    purchase securities if such purchase would cause:

            a. more than 3% of the outstanding voting stock of any other investment company to be held in the Series Account (1940 Act
                  Section 12(d)(1)(A)(i)),

            b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Series Account to be held in the Series Account (1940 Act Section 12(d)(1)(A)(ii)),

            c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Series Account to be held in the Series Account (1940 Act Section
                  12(d)(1)(A)(iii)),

            d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Series Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act Section 12(d)(1)(C));

      3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Series Account (1940 Act Section 12(d)(2)); or

      4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

            a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

            b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                  (1) immediately after the purchase of any equity security, the Series Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                  (2) immediately after the purchase of any debt security, the Series Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                  (3) immediately after the purchase, not more than 5% of the value of the Series Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

C. The Sub-Adviser will manage the Series Account so that no more than 10% of the gross income of the Series Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC Section 512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act Section 2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Series' business of investing in such stock, securities, or currencies (IRC Section 851(b)(2)).

Dated:  ___________, 2003

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

Records To Be Maintained by the Sub-Adviser:

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Series Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      1.    the name of the broker;

      2. the terms and conditions of the order and of any modification or cancellation thereof;

      3.    the time of entry or cancellation;

      4.    the price at which executed;

            5.    the time of receipt of a report of execution; and

            6. the name of the person who placed the order on behalf of the Series Account.

B.    (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      1.    shall include the consideration given to:

            a.    the sale of shares of the Fund by brokers or dealers;

            b. the supplying of services or benefits by brokers or dealers to:

                  (1)   the Fund,

                  (2)   the Adviser,

                  (3)   the Sub-Adviser, and

                  (4)   any person other than the foregoing; and

            c. any other consideration other than the technical qualifications of the brokers and dealers as such;

      2.    shall show the nature of the services or benefits made available;

      3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

      4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
      Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Series Account.


Dated:  __________, 2003

                                   SCHEDULE C

                                  FEE SCHEDULE

            For the services to be provided to the Series pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser an annual fee calculated on the average daily asset value of the Series Account as follows:

            25 basis points (0.25%) on the first $20 million
            22.5 basis points (0.225%) on the next $20 million
            20 basis points (0.20%) on amounts greater than $40 million

      The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Series Account.

      The fee for the Sub-Adviser is payable monthly in arrears, promptly after the end of each month, and is calculated for each month at one-twelfth the annual rate, as indicated above, of the total market value of the assets under management in the Series Account at the end of such month. During the first twelve months from the date of this Agreement, the minimum monthly fee payable shall be $833.33. For each month following the first twelve months of this Agreement, the minimum monthly fee payable shall be $2,083.33.

      The fee for any period that does not constitute a full month shall be prorated based on the number of days for which investment advisory services have been provided by the Sub-Adviser.


Dated:  ___________, 2003

                                    EXHIBIT B

                  BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND,
                WILMINGTON MID CAP STRATEGIC ALLOCATION FUND AND
                 WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND

                            (AS OF DECEMBER 10, 2003)

           PORTFOLIO/NAME AND ADDRESS                     NUMBER OF SHARES         PERCENT OF PORTFOLIO
----------------------------------------------------    ---------------------    -------------------------
WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND
National Financial Service Corp                              573,684.49                     11.37%
For Attn To Rick Ricon
One World Financial Center
Church Street Station
Po Box 3908
New York, NY 10008-3908

WILMINGTON MID CAP STRATEGIC ALLOCATION FUND
National Financial Service Corp                              182,973.32                      7.25%
For Attn To Rick Ricon
One World Financial Center
Church Street Station
Po Box 3908
New York, NY 10008-3908

WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND
National Financial Service Corp                              210,391.81                      6.18%
For Attn To Rick Ricon
One World Financial Center
Church Street Station
Po Box 3908
New York, NY 10008-3908

Pershing LLC                                                 190,834.71                      5.61%
P. O. Box 2052
Jersey City, NJ 07303-9998

                                    EXHIBIT C

                                    SHARES OF
                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND,
                WILMINGTON MID CAP STRATEGIC ALLOCATION FUND AND
                WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND O
                         OWNED BY TRUSTEES AND OFFICERS

            The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of equity securities owned in each Portfolio as of December 10, 2003. The information as to beneficial ownership is based on statements furnished to the WT Mutual Fund by each Trustee and officer. Unless otherwise noticed, (i) beneficial ownership is based on sole investment power,
(ii) each Trustee's individual shareholdings of a Portfolio constitutes less than 1% of the outstanding shares of a Portfolio, and (iii) as a group, the Trustees and officers of WT Mutual Fund own less than 1% of the shares of the Portfolio.

PORTFOLIO            NAME OF TRUSTEE             NUMBER OF SHARES        PERCENTAGE OF PORTFOLIO
---------            ---------------             ----------------        -----------------------

WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND


              Aggregate Share Ownership of
              Trustees and Officers as a Group               0                        0%

WILMINGTON MID CAP STRATEGIC ALLOCATION FUND


              Aggregate Share Ownership of
              Trustees and Officers as a Group               0                        0%

WILMINGTON SMALL CAP STRATEGIC ALLOCATION FUND


              Aggregate Share Ownership of
              Trustees and Officers as a Group       40,566.96                     1.19%

                                  FORM OF PROXY

                WILMINGTON _______ CAP STRATEGIC ALLOCATION FUND

                           A series of WT Mutual Fund

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 27, 2004

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Leah M. Anderson and Charlotta Nilsson or any one of them, proxies, with full power of substitution, to vote all shares of the Wilmington _____Cap Strategic Allocation Portfolio of WT Mutual Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the administrator of the Fund, Rodney Square Management Corporation, 1100 North Market Street, Wilmington, Delaware 19890, on January 27, 2004 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


1 To approve a new investment sub-advisory agreement between WT Investment Trust I (the "Trust"), on behalf of the ____ Cap Quantitative Series, Rodney Square Management Corporation, and Parametric Portfolio Associates, Inc.

          FOR       [ ]         AGAINST       [ ]         ABSTAIN       [ ]

2 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

          FOR       [ ]         AGAINST       [ ]         ABSTAIN       [ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 18, 2003.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.


------------------------            --------------
Signature                           Date

------------------------            --------------
Signature (if held jointly)         Date